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Exhibit 99


                            MCCORMICK & COMPANY, INC.
             CONFERENCE CALL ANNOUNCING FOURTH QUARTER 2000 RESULTS
                                JANUARY 18, 2001

INTRODUCTION - CHRIS

         GOOD MORNING AND THANK YOU FOR JOINING OUR TELECONFERENCE. PLEASE NOTE THAT TODAY'S TELECONFERENCE IS BEING WEBCAST AND WILL BE AVAILABLE FOR AUDIO REPLAY AT THE MCCORMICK WEBSITE WWW.MCCORMICK.COM.

         I'M CHRIS KURTZMAN, VICE PRESIDENT AND TREASURER FOR MCCORMICK, AND WITH ME ARE BOB LAWLESS, CHAIRMAN, PRESIDENT & CEO, FRAN CONTINO, EXECUTIVE VICE PRESIDENT & CFO AND JOYCE BROOKS, ASSISTANT TREASURER.

         THE PURPOSE OF TODAY'S CALL IS TO ANNOUNCE MCCORMICK'S OPERATING RESULTS FOR THE FOURTH QUARTER ENDING NOVEMBER 30, 2000 AS REPORTED IN THIS MORNING'S PRESS RELEASE. WE WILL CONCLUDE THE CALL WITH A QUESTION AND ANSWER SESSION.

         FOR YOUR INFORMATION AND FUTURE REFERENCE, WE HAVE FILED THIS TRANSCRIPT AS AN 8K WITH THE SEC.

         BEFORE WE BEGIN A DISCUSSION OF THIS ANNOUNCEMENT, LET ME NOTE THAT DURING THE COURSE OF THIS CONFERENCE CALL, WE MAY MAKE PROJECTIONS OR OTHER "FORWARD-LOOKING STATEMENTS", WITHIN THE MEANING OF SECTION 21E OF THE SECURITIES AND EXCHANGE ACT OF 1934, REGARDING FUTURE EVENTS OR THE FUTURE FINANCIAL PERFORMANCE OF THE COMPANY. WE WISH TO CAUTION YOU THAT

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SUCH STATEMENTS ARE JUST PREDICTIONS, AND THAT ACTUAL EVENTS OR RESULTS MAY
DIFFER MATERIALLY. FORWARD-LOOKING STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT VIEWS AND ASSUMPTIONS, AND INVOLVE RISKS AND UNCERTAINTIES THAT COULD BE MATERIALLY AFFECTED BY EXTERNAL FACTORS SUCH AS: ACTIONS OF COMPETITORS, CUSTOMER RELATIONSHIPS, FLUCTUATIONS IN COST AND AVAILABILITY OF SUPPLY CHAIN RESOURCES AND FOREIGN ECONOMIC CONDITIONS, INCLUDING CURRENCY RATE FLUCTUATIONS. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE PUBLICLY ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

         AT THIS POINT I WOULD LIKE TO TURN THE DISCUSSION OVER TO BOB FOR A REVIEW OF OUR 2000 FISCAL YEAR AND AN OUTLOOK FOR 2001.

BOB . . .

RESULTS FOR THE QUARTER

THANKS CHRIS

P&L REVIEW

         NET SALES FOR THE QUARTER INCREASED 9.5% VERSUS THE SAME PERIOD LAST YEAR. WHEN DUCROS AND FOREIGN CURRENCY EXCHANGE ARE EXCLUDED, THIS QUARTER'S SALES INCREASE WAS 1.9%. AS IN RECENT QUARTERS, THE INCREASE IS DUE PRIMARILY TO VOLUME GROWTH.

         I'LL DISCUSS THE RESULTS FOR OUR 3 SEGMENTS: CONSUMER, INDUSTRIAL AND PACKAGING.

         NET SALES WITHIN OUR CONSUMER BUSINESS WERE UP 21.3% FOR THE FOURTH QUARTER. EXCLUDING THE IMPACT OF DUCROS, SALES WERE UP 1.8% AND WHEN FOREIGN EXCHANGE IS ALSO EXCLUDED, SALES WERE UP 4.6%. THIS INCREASE WAS DRIVEN BY VOLUME, WITH A SLIGHTLY NEGATIVE OFFSET IN PRICE AND PRODUCT MIX.

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BY GEOGRAPHIC AREA, THE CONSUMER BUSINESS HAD SALES GROWTH FOR THE QUARTER,
EXCLUDING THE IMPACT OF DUCROS AND FOREIGN EXCHANGE, AS FOLLOWS:

            AMERICAS                INCREASED 5.5%
            EUROPE                  INCREASED .2%
            ASIA                    INCREASED 8.7%

IN THE U.S., THE VOLUME INCREASE WAS DUE TO CONTINUED STRONG RETAIL TAKE-AWAY DRIVEN BY OUR QUEST PROGRAM, EFFECTIVE PROMOTIONS, AND TARGETED ADVERTISING. IN THE FOURTH QUARTER 1999, SALES IN EUROPE WERE INCREASED BY THE TRANSFER OF OUR BUSINESS IN SWITZERLAND TO A DISTRIBUTOR. HAD IT NOT BEEN FOR THIS UNUSUAL TRANSACTION, SALES IN EUROPE WOULD HAVE GROWN BY APPROXIMATELY 5.0% IN THE FOURTH QUARTER OF 2000 OVER THE PRIOR YEAR. THIS GROWTH REFLECTS OUR CONTINUED SUCCESS WITH THE 2000 RELAUNCH OF THE SPICE AND HERB LINE IN THE U.K., WHICH INCLUDED NEW PRODUCTS AND NEW MERCHANDISING. IN ASIA WE HAVE ALSO BENEFITED FROM REGIONAL EXPANSION IN CHINA.

         NET SALES WITHIN THE INDUSTRIAL BUSINESSES DECLINED 3.9% IN THE FOURTH QUARTER, AND 1.4% EXCLUDING FOREIGN EXCHANGE. BY GEOGRAPHIC REGION, THE INDUSTRIAL SEGMENT ACHIEVED A FOURTH QUARTER SALES CHANGE, EXCLUDING FOREIGN EXCHANGE IMPACT, AS FOLLOWS:

            AMERICAS                DECREASED  3.3%
            EUROPE                  INCREASED  2.0%
            ASIA                    INCREASED  13.9%

IN THE AMERICAS, WE ALSO EXPERIENCED CONTINUED SLOWNESS IN SALES TO RESTAURANT CUSTOMERS. INGREDIENT SALES ALSO DECLINED IN RESPONSE TO A DECREASE IN THE COST OF CERTAIN RAW MATERIALS. IN EUROPE, THE INDUSTRIAL BUSINESS IS SHOWING IMPROVEMENT OVER THE PERFORMANCE OF EARLIER QUARTERS

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IN FISCAL 2000. IN ASIA, THE INDUSTRIAL BUSINESS IN CHINA WAS PARTICULARLY
STRONG THIS QUARTER.

         THIRD PARTY SALES OF THE PACKAGING GROUP WERE UP 1.0% OVER THE FOURTH QUARTER OF LAST YEAR, WITH THE INCREASE PRIMARILY IN TUBES.

         FROM A BUSINESS MIX STANDPOINT, EXCLUDING DUCROS, THE FOURTH QUARTER PERCENTAGE OF OUR WORLDWIDE SALES FROM THE CONSUMER BUSINESS WAS UP 1.3 PERCENTAGE POINTS, FROM THE INDUSTRIAL BUSINESS SALES WERE DOWN 1.4 PERCENTAGE POINTS, AND FROM THE PACKAGING BUSINESS WERE UP .1 POINT.

         GROSS PROFIT MARGIN FOR THE FOURTH QUARTER 2000 WAS 43.8%, AN INCREASE OF 350 BASIS POINTS OVER THE FOURTH QUARTER 1999 MARGIN OF 40.3%. THE ADDITION OF THE DUCROS BUSINESS IN THE FOURTH QUARTER HAD A POSITIVE IMPACT ON GROSS PROFIT MARGIN. NOTE THAT THE DUCROS BUSINESS HAS A HIGHER GROSS PROFIT MARGIN THAN THE EXISTING MCCORMICK BUSINESS SEGMENTS, ALTHOUGH THIS IS OFFSET BY A HIGHER LEVEL OF SELLING AND MARKETING EXPENSES. FOR THE BASE BUSINESSES, THE OVERALL MIX ALSO INCREASED MARGIN, WITH STRONGER CONSUMER SALES VERSUS INDUSTRIAL AND PACKAGING SALES. WITHIN THE INDUSTRIAL BUSINESS, GROSS PROFIT MARGIN IMPROVEMENT WAS ACHIEVED THROUGH COST REDUCTION AND A SHIFT IN PRODUCT MIX TOWARD MORE VALUE-ADDED, HIGHER MARGIN ITEMS. THE PACKAGING SEGMENT HAD A NEGATIVE IMPACT THIS QUARTER, DUE TO A LESS FAVORABLE PRODUCT MIX AND HIGHER RESIN COSTS.

         SELLING, GENERAL AND ADMINISTRATIVE EXPENSES FOR THE QUARTER WERE UP $34.2 MILLION OVER THE SAME PERIOD LAST YEAR. THIS INCREASE WAS DUE TO THE HIGHER LEVEL OF SELLING AND MARKETING EXPENSES RELATED TO THE DUCROS BUSINESS. AGAIN THIS QUARTER, THE COMPANY'S ROYALTY INCOME HAS BEEN INCLUDED IN SG&A INSTEAD OF OTHER EXPENSE. THE THREE MONTHS AND YEAR ENDED NOVEMBER 1999 HAVE BEEN RECLASSIFIED IN THE PRESS RELEASE TO REFLECT

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THIS CHANGE. THE AMOUNT OF THE RECLASSIFICATION FOR FOURTH QUARTER 2000 WAS $2.6
MILLION AND FOR 1999 WAS $2.0 MILLION. WITH THE ACQUISITION OF DUCROS AND
RELATED GOODWILL, WE RECENTLY REEVALUATED OUR REPORTING OF GOODWILL EXPENSE. AS
A RESULT, WE HAVE ALSO BEGUN TO REPORT GOODWILL AS SG&A EXPENSE RATHER THAN
OTHER EXPENSE. THE THREE MONTHS AND YEAR ENDED NOVEMBER, 2000 AND 1999 HAVE BEEN RECLASSIFIED TO REFLECT THIS CHANGE. THE AMOUNT OF THE GOODWILL RECLASSIFICATION FOR THE FOURTH QUARTER OF 2000 WAS $3.3 MILLION AND FOR 1999 WAS $1.2 MILLION. FOR THE FISCAL YEAR 2000, THE RECLASSIFICATION WAS $7.2 MILLION AND FOR 1999,
WAS $5.5 MILLION.

         WITH THESE ADJUSTMENTS, OPERATING INCOME FOR THE QUARTER, EXCLUDING SPECIAL CHARGES INCREASED 16.3%, TO $97.0 MILLION. BY SEGMENT, THE QUARTER'S GROWTH IN OPERATING INCOME, WAS AS FOLLOWS:

         CONSUMER GREW TO $80.9 FROM $68.9 MILLION, AN INCREASE OF 17.5%. THE ADDITION OF THE DUCROS BUSINESS AND HIGHER SALES IN OUR BASE BUSINESS, DROVE THIS INCREASE.

         INDUSTRIAL OPERATING INCOME DECREASED 3.1%, TO $18.5 FROM $19.1 MILLION. SALES SOFTNESS WAS PARTIALLY OFFSET BY AN IMPROVED GROSS PROFIT MARGIN.

         PACKAGING OPERATING INCOME, INCLUDING INTERSEGMENT BUSINESS, INCREASED 5.9% TO $5.5 MILLION FROM $5.2 MILLION. ALTHOUGH LOWER VOLUME AND INCREASED RESIN COSTS HAD A NEGATIVE IMPACT ON INCOME, OUR PRODUCT MIX WAS FAVORABLE THIS QUARTER.

         EXCLUDING SPECIAL CHARGES, OPERATING INCOME FROM THESE 3 SEGMENTS INCREASED 12.6% VERSUS 1999'S FOURTH QUARTER. THIS CHANGES TO AN INCREASE OF 16.3% WHEN CORPORATE EXPENSES ARE INCLUDED. CORPORATE EXPENSES NOT

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ALLOCATED TO THE INDIVIDUAL SEGMENTS WERE LOWER IN THE FOURTH QUARTER OF 2000
THAN IN 1999.

         INTEREST EXPENSE WAS $14.9 MILLION FOR THE FOURTH QUARTER VERSUS $7.9 MILLION IN THE PRIOR YEAR. INTEREST EXPENSE FOR THE QUARTER WOULD HAVE BEEN $8.2 MILLION WITHOUT THE IMPACT OF THE DUCROS ACQUISITION.

         OTHER INCOME WAS $.8 MILLION FOR THE QUARTER VERSUS $1.5 MILLION IN THE PRIOR YEAR. A PORTION OF THIS DIFFERENCE IS DUE TO INCOME FROM THE NON-COMPETE PAYMENT, RELATED TO THE SALE OF THE COMPANY'S CO-GENERATION BUSINESS IN 1996. FOR 1999, THIS INCOME WAS $1,150,000 PER QUARTER. THE PAYMENTS ENDED IN THE FOURTH QUARTER OF 1999. BOTH THE 1999 AND 2000 AMOUNTS ARE ALSO BEING IMPACTED BY THE RECLASSIFICATION TO SG&A OF ROYALTY INCOME AND GOODWILL AMORTIZATION MENTIONED A MOMENT AGO. GOING FORWARD, THE OTHER INCOME LINE ON THE INCOME STATEMENT WILL CONTAIN ONLY NON-OPERATING, NON-RECURRING INCOME AND EXPENSE ITEMS.

         THE COMPANY'S TAX RATE WAS 36.1% FOR THE FOURTH QUARTER OF 2000, COMPARED WITH A RATE OF 36.2% IN 1999'S FOURTH QUARTER, WHEN THE IMPACT OF SPECIAL CHARGES IS EXCLUDED. THE RATE IN THE FOURTH QUARTER CONTAINS SOME INCREASE FOR DUCROS AND BRINGS THE RATE FOR ALL OF 2000 TO 35.8%. WE EXPECT OUR EFFECTIVE TAX RATE IN 2001 TO BE BELOW THIS YEAR'S RATE.

         UNCONSOLIDATED OPERATIONS HAD INCOME OF $4.7 MILLION VERSUS $5.0 MILLION IN THE PRIOR YEAR. THE INCOME FROM OUR JOINT VENTURE IN MEXICO WAS BELOW THAT OF THE EXCEPTIONALLY STRONG FOURTH QUARTER 1999, WHILE JOINT VENTURES IN ASIA WERE GENERALLY STRONGER. FOURTH QUARTER SALES ACROSS ALL OF OUR JOINT VENTURES, ROSE 9.8% ABOVE THE LEVEL OF A YEAR AGO.

         EXCLUDING SPECIAL CHARGES AND ACCOUNTING CHANGE, NET INCOME FOR THE FOURTH QUARTER INCREASED 4.8% TO $57.7 MILLION. AVERAGE SHARES

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OUTSTANDING FOR THE QUARTER, ON A FULLY DILUTED BASIS DECREASED 3.3% FROM THE
PRIOR YEAR AS A RESULT OF STOCK BUYBACK ACTIVITY IN EARLIER QUARTERS. EARNINGS PER SHARE ON A FULLY DILUTED BASIS AND EXCLUDING SPECIAL CHARGES, WERE $.84 A SHARE VERSUS $.77 PER SHARE, AN INCREASE OF 9.1% FOR THE QUARTER. THIS INCLUDES A $.03 IMPACT OF DILUTION FROM THE DUCROS ACQUISITION.

         YOU WILL NOTE THAT THE FINANCIAL STATEMENT CONTAINED IN THE PRESS RELEASE PROVIDES INFORMATION REGARDING A RECLASSIFICATION TO THE LINE FOR "CUMULATIVE EFFECT OF ACCOUNTING CHANGE" FOR FISCAL YEAR 1999. THIS RELATES TO THE CHANGE IN THE ACTUARIAL CALCULATION FOR OUR PENSION PLAN. THE $4.8 MILLION NET OF TAX, THAT APPEARS ON THIS LINE HAD PREVIOUSLY BEEN INCLUDED AS A $7.7 MILLION PRE-TAX AMOUNT IN THE 1999 "SPECIAL CHARGE". DETAIL RELATED TO THE QUARTERLY IMPACT FOR THIS RECLASSIFICATION ALONG WITH THE ROYALTY AND GOODWILL EXPENSES CAN BE FOUND IN AN 8K FILING TODAY'S PRESS RELEASE.

         THAT COMPLETES MY REMARKS ON SALES AND INCOME AND NOW I'LL REVIEW MCCORMICK'S FOURTH QUARTER BALANCE SHEET.


BALANCE SHEET REVIEW:

         AT YEAR-END, RECEIVABLES INCREASED SIGNIFICANTLY, BY 41.8% OVER THE YEAR AGO BALANCE DUE TO THE ADDITION OF DUCROS. DUCROS CUSTOMERS HAVE LONGER PAYMENT TERMS WHICH ARE TYPICAL OF THOSE MARKETS INTO WHICH PRODUCT IS SOLD. INVENTORY INCREASED 17.0%. AT NOVEMBER 30, 2000 PREPAID ALLOWANCES WERE $96 MILLION, DOWN $13 MILLION FROM NOVEMBER 30, 1999.

         ON NOVEMBER 30, 2000 TOTAL DEBT FOR THE COMPANY WAS $712 MILLION, AN INCREASE OF $370 MILLION OVER NOVEMBER 30, 1999. THIS INCREASE IS A

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RESULT OF THE $379 MILLION PURCHASE OF DUCROS. WE EXPECT TO REFINANCE THE
SHORT-TERM DEBT AS LONG-TERM DEBT IN THE NEAR FUTURE.

         AS A RESULT OF THE ACQUISITION, OUR DEBT TO TOTAL CAPITAL RATIO INCREASED TO 66.5% FROM 47.2% A YEAR AGO. THIS YEAR-END RATIO IS DOWN FROM 70% AT THE END OF THE THIRD QUARTER OF FISCAL 2000. AS WE STATED IN SEPTEMBER, WE EXPECT DEBT TO TOTAL CAPITAL TO RETURN TO THE TARGET RATIO OF 45-55% IN 2002.

         QUARTER END SHARES OUTSTANDING WERE 68.4 MILLION, BEFORE THE DILUTIVE IMPACT OF OPTIONS. THIS IS DOWN 3.2% FROM THE NOVEMBER 30, 1999 SHARES OUTSTANDING. NO SHARES WERE REPURCHASED THIS QUARTER AND APPROXIMATELY $140 MILLION IN SHARE REPURCHASE REMAINS ON THE CURRENT PROGRAM.

         FOR FISCAL YEAR 2000, CAPITAL EXPENDITURES WERE $53.6 MILLION, WHICH WAS $7.7 MILLION BELOW DEPRECIATION AND AMORTIZATION. THIS LEVEL OF CAPITAL EXPENDITURE COMPARES TO $49.3 MILLION FOR FISCAL YEAR 1999.

         MCCORMICK DEFINES FREE CASH FLOW AS CASH FROM OPERATIONS LESS DIVIDEND PAYMENTS AND CAPITAL EXPENDITURES. FREE CASH FLOW FOR THE 12 MONTHS ENDED NOVEMBER 30, 2000 WAS $96.0 MILLION.

         THAT CONCLUDES MY REMARKS ON THE BALANCE SHEET AND NOW I'D LIKE TO SPEND A FEW MINUTES SUMMARIZING OUR 2000 PERFORMANCE, FOLLOW WITH OUR OUTLOOK GOING FORWARD AND WE'LL CONCLUDE WITH YOUR QUESTIONS.

SUMMARY OF 2000

         WE ARE PROUD WITH OUR ACCOMPLISHMENTS IN FISCAL YEAR 2000. WE COMPLETED THE ACQUISITION OF THE LEADING SPICE AND HERB BUSINESS IN EUROPE. WE EMBARKED ON A MAJOR INITIATIVE NAMED BEYOND 2000 WHICH WILL INCREASE CAPABILITIES IN MANY AREAS OF OUR BUSINESS. WE CONTINUED TO MAKE

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PROGRESS IN BUILDING SALES IN EACH SEGMENT OF OUR BUSINESS. AND WE TURNED IN
RECORD FINANCIAL RESULTS AND HAVE BEGUN TO SEE IMPROVEMENT IN OUR STOCK PRICE. LET'S TURN TO OUR FINANCIAL RESULTS.

         IN 1996, MCCORMICK BEGAN TO USE ECONOMIC VALUE ADDED, OR EVA, AS A MEASURE OF PERFORMANCE. WE BELIEVE THAT EVA IS A MEASURE THAT CORRELATES WELL WITH SHAREHOLDER VALUE. ONE YEAR AFTER WE IMPLEMENTED THIS MEASURE, OUR EVA WAS $23.4 MILLION. THAT WAS IN 1997. BY 1999, EVA HAD GROWN TO $42.3 MILLION. FOR FISCAL YEAR 2000, WE ACHIEVED EVA OF $68.2 MILLION. THIS WAS ACCOMPLISHED THROUGH IMPROVED PROFIT RESULTS TOGETHER WITH EFFECTIVE MANAGEMENT OF OUR ASSETS AND DEBT. IN 2000, WE CLEARLY EXCEEDED OUR LONG-TERM OBJECTIVE OF $5-10 MILLION IN ANNUAL EVA IMPROVEMENT.

         OUR SPECIFIC OBJECTIVES FOR FISCAL 2000 WERE SALES GROWTH OF 4-6%, GROSS PROFIT MARGIN IMPROVEMENT OF 70 TO 100 BASIS POINTS AND EPS GROWTH OF 11-14%. AS WE REPORTED IN THE PRESS RELEASE, WE EXCEEDED OUR GOALS IN GROSS PROFIT AND EPS GROWTH. EXCLUDING DUCROS AND FOREIGN EXCHANGE, SALES GREW 3.9%.

         SEVERAL SIGNIFICANT FACTORS IMPACTED OUR SALES FOR 2000. EXCLUDING DUCROS, OUR CONSUMER BUSINESS CONTINUED A STRONG PERFORMANCE AND EXCLUDING FOREIGN EXCHANGE, WE INCREASED SALES 5.7%. IN THE U.S., WE GREW SALES OF EXISTING PRODUCTS SUCH AS GRILLMATES, SALAD TOPPINS AND COUNTRY GRAVY WITH FOCUSED PROMOTION AND ADVERTISING. WE INCREASED SALES OF BRANDED PRODUCTS IN THE U.K. WITH A BROAD PRODUCT RELAUNCH, IN CANADA AND AUSTRALIA WITH NEW PRODUCT SUCCESSES, AND IN CHINA WITH DISTRIBUTION INTO MORE CITIES. PACKAGING SALES WERE PARTICULARLY STRONG IN OUR TUBED BUSINESS AND WE FINISHED THE YEAR UP 5.1%.

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         FOR THE INDUSTRIAL BUSINESS, WE GREW SALES 2.0% IN 2000, EXCLUDING
FOREIGN CURRENCY. OUR DIVERSITY OF PRODUCTS AND CUSTOMERS CREATED SOME BENEFICIAL OFFSETS THIS YEAR. WE INCREASED SALES OF SNACK SEASONINGS BY 10% WITH SOME NEW PRODUCT WINS IN SEASONINGS FOR SNACK CHIPS, NUTS AND EVEN SOME OF THE CEREAL PRODUCT THAT ARE BEING REPACKAGED AS SNACKS. OUR SALES TO FOOD SERVICE DISTRIBUTORS AND WAREHOUSE CLUBS CONTINUED THE POSITIVE TRENDS OF THE LAST 3 YEARS AS FOOD SERVICE DISTRIBUTORS CONTINUE TO CONSOLIDATE AND AS WAREHOUSE CLUBS EXPAND STORES BOTH DOMESTICALLY AND INTERNATIONALLY. THESE AREAS OF STRENGTH OFFSET BY REDUCED INGREDIENT SALES DUE TO LOWER RAW MATERIAL COSTS, AND A DIFFICULT YEAR WITH OUR RESTAURANT CUSTOMERS. RESTAURANT CHAINS ARE CONSTANTLY STRIVING TO OPTIMIZE MENU OFFERINGS AND PROMOTIONS. THIS YEAR OUR INDUSTRIAL SALES WERE IMPACTED IN THAT SOME OF THE MENU ITEMS FOR WHICH WE PROVIDE FLAVORS, WERE NOT FEATURED IN OUR CUSTOMERS' 2000 PROMOTIONS. WE ARE WORKING WITH OUR CUSTOMERS TO DEVELOP SEASONINGS, COATINGS AND CONDIMENTS FOR PRODUCTS WHICH WILL BE WINNERS IN A HIGHLY COMPETITIVE ENVIRONMENT. WE ARE CONFIDENT THAT OUR CAPABILITIES IN PRODUCT DEVELOPMENT AND SENSORY TESTING WILL CREATE PRODUCTS PREFERRED BY CONSUMERS NOT ONLY FOR RESTAURANT CUSTOMERS, BUT ACROSS ALL SEGMENTS. BY FOCUSING THESE EFFORTS ON MORE VALUE-ADDED PRODUCTS, WE ARE INCREASING NOT ONLY SALES BUT OUR MARGINS.

         I'LL CONCLUDE MY REMARKS ON THE FISCAL YEAR WITH A COMMENT ON CASH FLOW. AS WITH MANY FOOD COMPANIES, MCCORMICK HAS BEEN GENERATING A STRONG CASH FLOW AND HAS A LONG-TERM ANNUAL GOAL FOR FREE CASH FLOW OF $75 TO $100 MILLION. 2000 WAS NO EXCEPTION, AND AS CHRIS REPORTED, WE GENERATED $96.0 MILLION IN FREE CASH FLOW.

2001 OUTLOOK

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         WE HAVE A LOT OF POSITIVE MOMENTUM AS WE MOVE FORWARD INTO 2001 AND I
HOPE YOU CAN SENSE MY CONFIDENCE THAT WE WILL CONTINUE TO GROW SHAREHOLDER VALUE. AS WE DID IN 1999 AND 2000, WE ARE SHARING WITH INVESTORS SEVERAL OF OUR GOALS FOR 2001.

         OUR LONG-TERM GOAL FOR SALES GROWTH IS 4-6%. FOR 2001, WE ARE SETTING A TARGET FOR SALES GROWTH AT 12-14%, WHICH INCLUDES THE INCREMENTAL SALES OF DUCROS IN THE FIRST THREE QUARTERS.

         FOR GROSS PROFIT MARGIN IMPROVEMENT, WE EXPECT TO CONTINUE TO GAIN BENEFIT FROM A MORE POSITIVE PRODUCT MIX AND COST REDUCTIONS DRIVEN BY OUR BEYOND 2000 PROGRAM. OVER THE LAST TWO YEARS, WE HAD BEEN INDICATING OUR OBJECTIVE TO REACH 40% IN GROSS PROFIT MARGIN. WITH THE HIGHER MARGIN OF THE DUCROS BUSINESS, WE EXPECT TO REACH 40% IN 2001 AND GROW TO 42% FOR FISCAL YEAR 2003.

         WE BELIEVE THAT EARNINGS PER SHARE GROWTH OF 10-12% WILL KEEP MCCORMICK AMONG THE TOP PERFORMING FOOD COMPANIES. FOR 2001, AN ESTIMATED 10(CENT) OF DILUTION ON THE DUCROS ACQUISITION ADJUSTS OUR OBJECTIVE THIS YEAR TO 8-10%. THE INTEGRATION OF DUCROS IS PROCEEDING AS PLANNED. IN THAT REGARD, WE ARE CREATING TWO PRODUCTION CENTERS TO SERVE EUROPE-ONE TO FOCUS ON OUR CONSUMER BUSINESS AND THE OTHER ON INDUSTRIAL. THE 10(CENT) DILUTION WILL FALL PRIMARILY IN THE FIRST TWO QUARTERS OF 2001. WE EXPECT EARNINGS PER SHARE FOR THE FIRST HALF OF THE YEAR TO BE CLOSE TO THE REPORTED RESULTS FOR THE FIRST HALF OF 2000. THEREFORE, MOST OF OUR EPS GAIN IN 2001 IS PROJECTED TO OCCUR IN THE SECOND HALF OF THE YEAR.

         LET ME DISCUSS THE COMPANY'S CASH FLOW PROJECTION. OUR LONG-TERM OBJECTIVE IS TO GENERATE $75 TO $100 MILLION IN FREE CASH FLOW ANNUALLY. BECAUSE OF OUR INVESTMENT IN BEYOND 2000, CAPITAL EXPENDITURES IN 2001 WILL REACH $85-$95 MILLION. TOGETHER WITH THE HIGHER INTEREST FROM THE DUCROS ACQUISITION, WE EXPECT TO OPERATE BELOW OUR TARGETED LEVEL OF FREE CASH FLOW IN 2001.
WE WILL BE BACK ON TRACK WITH OUR TARGET IN 2002. THIS WILL BE

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ACCOMPLISHED THROUGH STRONG PROFITS AND ON-GOING ATTENTION TO ASSET MANAGEMENT.

         I HOPE YOU AGREE THAT THESE GOALS ARE AGGRESSIVE AND THAT YOU SHARE OUR CONFIDENCE IN OUR ABILITY TO ACHIEVE THEM. WE BELIEVE THAT OUR STRATEGIES TO GROW SALES AND IMPROVE MARGINS ARE PRODUCING RESULTS. MCCORMICK WILL CONTINUE TO GROW OUR TOP LINE IN BOTH OUR CONSUMER AND INDUSTRIAL BUSINESSES WITH OUR EFFORTS TO CREATE CONSUMER-PREFERRED FLAVORS AND TO PARTNER WITH OUR CUSTOMERS TO GROW SALES AND MARGIN. WE WILL MAKE FUTURE ACQUISITIONS THAT EXPAND OUR CAPABILITIES AND GEOGRAPHIC REACH. AND OUR INVESTMENT IN BEYOND 2000, WE WILL GENERATE A RETURN WITH WHICH WE WILL GROW PROFITS AND FUND GROWTH INITIATIVES.

         I CAN ASSURE YOU THAT THE TALENTED AND ENTHUSIASTIC EMPLOYEES WHO ARE PRODUCING THESE RESULTS, ARE OPTIMISTIC ABOUT THE FUTURE OF MCCORMICK. OUR RECENT RESULTS HAVE BEEN AMONG THE BEST IN THE FOOD INDUSTRY AND WE INTEND TO CONTINUE THIS SUPERIOR PERFORMANCE. WE EXPECT 2001 TO BE ANOTHER YEAR OF RECORD PERFORMANCE AND INCREASED SHAREHOLDER VALUE.

I THANK THOSE LISTENING IN TODAY FOR JOINING THE CALL AND NOW FRAN, CHRIS, JOYCE AND I LOOK FORWARD TO YOUR QUESTIONS.


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